Investor Presentation April 2020 dril-quip.com | NYSE: DRQ Exhibit 99.1

Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, forecasted drilling activity and subsea investment, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip, Inc. (“Dril-Quip”) in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the Securities and Exchange Commission (“SEC”) for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. EBITDA is defined as net income excluding income taxes, interest income and expense, and depreciation and amortization expense. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as net cash provided by operating activities less net cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial information supplements and should be read together with, and is not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found in the appendix. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (www.dril-quip.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Dril-Quip’s website is not part of this presentation. Cautionary Statement

Dril-Quip Investment Highlights Leading Manufacturer of Highly Engineered Drilling & Production Equipment Technically Innovative Products & First-class Service Strong Financial Position Historically Superior Margins to Peers Results Driven Management Team

Products & Services Product & Service Revenue Segments* Geographic Revenue Segments *Aftermarket revenue includes both Services and Leasing revenue Subsea Equipment Surface Equipment Downhole Tools Offshore Rig Equipment Aftermarket Services

2019 Revenue and Adjusted EBITDA Progression Q4 ’19 favorable incrementals muted by negative mix (USD$ millions) Transformation Philosophy Now Part of Operating DNA Quarterly Year-over-Year (USD$ millions) Note: Sum of components may not foot due to rounding.

2019 Operational Transformation & LEAN Implementation Leveraging Transformation Playbook to Further Cost Optimization Total Annualized Savings and Mix ($mm) Realized $ Footprint rationalization Integrated supply chain LEAN as a way of doing business Leads to continuous EBITDA improvement

Lower Outlook for Subsea Investment Source: Rystad Energy ServiceDemandCube, April 1, 2020 Subsea Equipment Spend ($bn) Deepwater Wells Requires Immediate Response to Address Lower Market Activity 2019 – 2023 CAGR Americas (excl. Brazil) 8% Europe / Africa 6% Asia Pac. / Middle East -6% Brazil 18% Total (excl. Brazil) 3%

Response to Covid-19 Implemented Business Continuity Plan Ensuring Customer Needs Are Being Fulfilled Working from home where practical Self-quarantine of offshore service personnel on departure and return Managing through supply delays and logistical disruptions Maintaining service technician support for customers Focused on the health and safety of all employees and contractors Staggered shifts in our manufacturing and after market operations

Utilizing Transformation Playbook To Address Lower Activity Further Optimization of Costs Underway – Maintain Focus on Free Cash Flow Executed Immediate Cost Containment Hiring Freeze, Compensation Curtailment, Elimination of all Discretionary Spend Placed All Non-Essential Capital Expenditures on Hold Maintenance Capex Only Reevaluating Operating Model Targeting Further Cost Leverage Conducting Commercial Review of all R&D Projects No Incremental R&D Planned

Capital Allocation Strong Balance Sheet with Liquidity in Place to Achieve Strategic Objectives Share Repurchase $50M remaining under new $100M share repurchase plan approved by Board in Q1 2019 Balancing share repurchase with annual free cash flow generation Daily Operations $100M - $150M required to support daily operations Capital Expenditures R&D High-grading R&D projects to focus on “Quick Wins” Elimination of incremental R&D results in further reduction of R&D expense Pursue Strategic Acquisitions Lowered 2020 Capex to be flat year over year at $10M - $15M Focus only on Maintenance Capex

More Detailed Plans to be Rolled Out At Q1’20 Earnings Release

dril-quip.com | NYSE: DRQ APPENDIX

Income Statement Dril-Quip, Inc. Comparative Condensed Consolidated Income Statement (Unaudited) Three months ended Twelve months ended December 31, 2019   September 30, 2019     December 31, 2019   December 31, 2018 (In thousands, except per share data) Revenues: Products $ 78,762 $ 81,851 $ 303,279 $ 265,052 Services 19,082 17,884 72,018 72,414 Leasing 10,610 8,492 39,509 47,160 Total revenues 108,454 108,227 414,806 384,626 Costs and expenses: Cost of sales 75,741 76,023 295,007 293,573 Selling, general and administrative 21,444 27,962 96,782 101,090 Engineering and product development 4,798 3,754 17,329 20,297 Impairment, restructuring and other charges 435 546 4,396 98,602 Gain on sale of assets (28) (280) (1,511) (6,198) Total costs and expenses 102,390 108,005 412,003 507,364 Operating income (loss) 6,064 222 2,803 (122,738) Interest income 1,347 1,906 7,940 8,040 Interest expense (166) (26) (314) (291) Income tax provision (benefit) (155) 3,412 8,709   (19,294) Net income (loss) $ 7,400 $ (1,310) $ 1,720 $ (95,695) Earnings (loss) per share: Basic $ 0.21 $ (0.04) $ 0.05 $ (2.58) Diluted $ 0.21 $ (0.04) $ 0.05 $ (2.58) Depreciation and amortization $ 8,865 $ 8,304 $ 34,020 $ 35,312 Capital expenditures $ 2,881 $ 4,022 $ 11,501 $ 32,061 Weighted Average Shares Outstanding: Basic 35,873 35,559 35,839 37,075 Diluted 36,101 35,559 36,152 37,075

Balance Sheet Dril-Quip, Inc. Comparative Condensed Consolidated Balance Sheets (Unaudited) December 31, 2019 September 30, 2019 December 31, 2018 (In thousands) Assets: Cash and cash equivalents $ 398,946 $ 413,102 $ 418,100 Other current assets 481,543 465,617 434,881 PP&E, net 258,497 259,423 274,123 Other assets 67,579 67,493 65,406 Total assets $ 1,206,565 $ 1,205,635 $ 1,192,510 Liabilities and Equity: Current liabilities $ 96,940 $ 96,533 $ 81,539 Deferred Income taxes 4,150 2,259 2,466 Other long-term liabilities 14,774 14,171 12,343 Total liabilities 115,864 112,963 96,348 Total stockholders equity 1,090,701 1,092,672 1,096,162 Total liabilities and equity $ 1,206,565 $ 1,205,635 $ 1,192,510

Non-GAAP Financial Measures

Adjusted Net Income and EPS:	Three months ended					
	December 31, 2019		September 30, 2019		December 31, 2018	
	Effect on net income (after-tax)	Impact on diluted earnings per share	Effect on net income (after-tax)	Impact on diluted earnings per share	Effect on net income (after-tax)	Impact on diluted earnings per share
	(In thousands, except per share amounts)					
Net income (loss)	$ 7,400	$ 0.21	$ (1,310)	$ (0.04)	$ (74,912)	$ (2.09)
Adjustments (after tax):						
Reverse the effect of foreign currency	355	0.01	(903)	(0.03)	(156)	-
Add back impairment and other charges	-	-	-	-	67,569	1.88
Restructuring costs, including severance	344	0.01	432	0.01	6,894	0.19
Gain on sale of assets	(22)	-	(221)	(0.01)	(857)	(0.02)
Adjusted net income (loss)	$ 8,077	$ 0.23	$ (2,002)	$ (0.07)	$ (1,462)	$ (0.04)

Adjusted Net Income and EPS:	Twelve months ended December 31,					
	2019		2018		2017	
	Effect on net income (after-tax)	Impact on diluted earnings per share	Effect on net income (after-tax)	Impact on diluted earnings per share	Effect on net income (after-tax)	Impact on diluted earnings per share
	(In thousands, except per share amounts)					
Net income (loss)	$ 1,720	$ 0.05	$ (95,695)	$ (2.58)	$ (100,639)	$ (2.69)
Adjustments (after tax):						
Reverse the effect of foreign currency	(1,287)	(0.04)	(796)	(0.02)	6,733	0.18
Add back impairment and other charges	-	-	67,569	1.82	39,629	1.06
Less one-time tax adjustments	-	-	-	-	60,547	1.62
Restructuring costs, including severance	3,473	0.10	10,326	0.28	3,548	0.09
Gain on sale of assets	(1,194)	(0.03)	(4,896)	(0.13)	-	-
Adjusted net income (loss)	$ 2,712	$ 0.08	$ (23,491)	$ (0.63)	$ 9,818	$ 0.26

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Non-GAAP Financial Measures Adjusted EBITDA: Three months ended December 31, 2019 September 30, 2019 December 31, 2018 (In thousands) Net income (loss) $ 7,400 $ (1,310) $ (74,912) Add: Interest (income) expense (1,181) (1,880) (2,329) Income tax expense (benefit) (155) 3,412 (21,585) Depreciation and amortization expense 8,865 8,304 9,346 Restructuring costs, including severance 435 546 8,726 Long-lived asset, inventory and goodwill impairments 85,531 Gain on sale of assets (28) (280) (1,085) Foreign currency loss (gain) 449 (1,143) (197) Stock compensation expense (25) 7,663 3,509 Adjusted EBITDA $ 15,760 $ 15,312 $ 7,004 Adjusted EBITDA: Year ended December 31, 2019 December 31, 2018 December 31, 2017 (In thousands) Net income (loss) $ 1,720 $ (95,695) $ (100,639) Add: Interest (income) expense (7,626) (7,749) (3,492) Income tax expense (benefit) 8,709 (19,294) 34,995 Depreciation and amortization expense 34,020 35,312 40,974 Restructuring costs, including severance 4,396 13,071 5,170 Long-lived asset, inventory and goodwill impairments 85,531 60,968 Gain on sale of assets (1,511) (6,198) - Foreign currency loss (gain) (1,630) (1,007) 8,292 Stock compensation expense 15,721 13,459 14,270 Adjusted EBITDA $ 53,799 $ 17,430 $ 60,538

Free Cash Flow: Three months ended December 31, 2019 September 30, 2019 December 31, 2018 (In thousands) Net cash provided by operating activities $ 8,054 $ (4,026) $ 12,896 Less: Purchase of property, plant and equipment (2,881) (4,022) (6,394) Free cash flow $ 5,173 $ (8,048) $ 6,502 Free Cash Flow: Year ended December 31, 2019 2018 2017 (In thousands) Net cash provided by operating activities $ 14,678 $ 45,503 $ 107,993 Less: Purchase of property, plant and equipment (11,501) (32,061) (27,622) Free cash flow $ 3,177 $ 13,442 $ 80,371 Non-GAAP Financial Measures

Capital Expenditures Targeting to Keep Capex Flat at $10-$15 Million Note: Sum of components may not foot due to rounding. Currently Reviewing 2020 Growth Capex

NYSE: DRQ

Financial Metric Definitions Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity)